UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2018
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)

(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The annual meeting of shareholders (the “Annual Meeting”) of National Storage Affiliates Trust (the “Company”) was held on May 23, 2018, at which 47,852,111 of the Company's 50,396,847 common shares of beneficial interest, par value $0.01 per share (the "Shares"), issued and outstanding as of the record date, March 29, 2018, were represented in person or by proxy representing approximately 95% of the issued and outstanding Shares of the Company entitled to vote.

(b)    At the Annual Meeting, the Company’s shareholders (1) elected the nine trustees below to serve on the Company’s board of trustees until the Company’s 2019 annual meeting of shareholders and until their respective successors are duly elected and qualify, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (3) approved, on an advisory basis, the compensation of the Company's named executive officers and (4) approved, on an advisory basis, holding future advisory votes regarding the compensation of the Company's named executive officers every year. The proposals are described in detail in the Company’s 2018 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)    The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Arlen D. Nordhagen	43,069,592	433,192	27,131	4,322,196
George L. Chapman	43,074,416	428,369	27,130	4,322,196
Kevin M. Howard	38,787,732	4,714,052	28,131	4,322,196
Paul W. Hylbert, Jr.	43,166,454	333,827	29,634	4,322,196
Chad L. Meisinger	43,171,681	329,101	29,133	4,322,196
Steven G. Osgood	39,640,318	3,861,465	28,132	4,322,196
Dominic M. Palazzo	43,301,987	199,797	28,131	4,322,196
Mark Van Mourick	41,521,533	1,980,401	27,981	4,322,196
Rebecca L. Steinfort	43,409,856	93,129	26,930	4,322,196

 (ii)    The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstain
47,784,257	41,827	26,027

 (iii)    The voting results with respect to a non-binding advisory vote on executive compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,736,455	1,751,193	42,267	4,322,196

(iv)    The voting results with respect to a non-binding advisory vote on the frequency of holding shareholder advisory votes on executive compensation of the Company's named executive officers were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
42,574,983	14,825	898,727	41,380	4,322,196

In light of the shareholders' recommendation that the advisory vote be held every year, which was consistent with the recommendation of the Company's board of trustees, the Company's board of trustees has decided that the Company will hold a shareholder advisory vote on the compensation of the Company's named executive officers every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Chief Financial Officer

Date: May 30, 2018